Exhibit 99.1

                     CHL Mortgage Pass-Through Trust 2004-15




                             Computational Materials




                           $300,000,000 (Approximate)




                                   CWMBS, Inc.
                                    Depositor




                          [Countrywide Home Loans Logo]
                                     Seller



                       Countrywide Home Loans Servicing LP
                                 Master Servicer




                       Countrywide Securities Corporation
                                  Lead Manager



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[Countrywide]                                       Computational Materials for
[SECURITIES CORPORATION]                CHL Mortgage Pass-Through Trust 2004-15
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The attached tables and other statistical analyses (the "Computational
Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans, (i) a majority of which are expected to be included (along with additional Mortgage Loans) in, and (ii) a portion of which are expected to be deleted from, the pool of Mortgage Loans delivered to the Trust on the Closing Date. The statistical pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                        2



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[Countrywide]                                       Computational Materials for
[SECURITIES CORPORATION]                CHL Mortgage Pass-Through Trust 2004-15
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

Preliminary Term Sheet                              Date Prepared: June 3 2004

                     CHL Mortgage Pass-Through Trust 2004-15
             $300,000,000 (Approximate, Subject to +/- 10% Variance)
                          Publicly Offered Certificates
                      First Lien Residential Mortgage Loans

               Principal             WAL (Yrs)                                                            Expected
              Amount ($)      ("WAvg Roll" /(2)//(3)/    Interest     Collateral                          Ratings
  Class     (Approx.)/(1)/             /Mat)            Rate Type       Type        Tranche Type       Moody's/S&P
   1-A         47,875,000          1.92 /3.24            WAC /(4)/      Mixed           Senior            Aaa/AAA
   2-A        191,500,000          2.55 /3.27            WAC /(4)/      Mixed           Senior            Aaa/AAA
   3-A         47,875,000          2.91 /3.32            WAC /(4)/      Mixed           Senior            Aaa/AAA
    M           5,850,000          Not offered           WAC /(5)/      Mixed          Mezzanine          Aa2/AA
   B-1          2,100,000          Not offered           WAC /(5)/      Mixed         Subordinate          A2/A
   B-2          1,500,000          Not offered           WAC /(5)/      Mixed         Subordinate        Baa2/BBB
   B-3          1,050,000          Not offered           WAC /(5)/      Mixed         Subordinate         Ba2/BB
   B-4            750,000          Not offered           WAC /(5)/      Mixed         Subordinate          B2/B
   B-5          1,500,000          Not offered           WAC /(5)/      Mixed         Subordinate          NR/NR
 Total:      $300,000,000


(1) The Certificates (as described herein) will be collateralized by adjustable rate, first-lien residential mortgage loans which are expected to have an initial fixed rate period of three, five or seven years. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.
         It is expected that the aggregate principal balance of the Subordinate
         Certificates will provide approximately [3.75- 4.75]% subordination to the Senior Certificates as of the Cut-off Date.
(2)      The WAL to the "WAvg Roll" on the Class 1-A, Class 2-A, and Class 3-A
         Certificates are modeled to the related WAvg Roll Date at a pricing speed of 25% CPR.
(3) All Classes of Certificates are subject to a 10% optional termination as described herein.
(4)      The Certificate Interest Rate for the Class 1-A, Class 2-A and Class
         3-A Certificates, respectively, will equal the Net WAC (as defined herein) of the Group I, Group II and Group III Mortgage Loans, respectively.
(5) The Certificate Interest Rate for the Subordinate Certificates will equal the Net WAC of the Mortgage Loans in each Loan Group (weighted on the basis of the related subordinate components).

Depositor:                                  CWMBS, Inc.

Seller:                                     Countrywide Home Loans, Inc.


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
Master Servicer:                            Countrywide Home Loans Servicing LP.

Primary Servicers:                          As of the Closing Date, it is expected
                                            that Countrywide Home Loans Servicing
                                            LP will service substantially all of
                                            the Mortgage Loans.

Lead Underwriter:                           Countrywide Securities Corporation.

Trustee:                                    The Bank of New York.


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE
INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE
PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION.

                                        3



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[Countrywide]                                       Computational Materials for
[SECURITIES CORPORATION]                CHL Mortgage Pass-Through Trust 2004-15
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Rating                                      Agencies: Moody's and Standard &
                                            Poor's are expected to provide
                                            ratings on the Class 1-A, Class 2-A,
                                            and Class 3-A Certificates. Standard
                                            and Poor's is expected to provide
                                            ratings on the Class M, Class B-1,
                                            Class B-2, Class B-3 and Class B-4
                                            Certificates. The Class B-5
                                            Certificates will not be rated.

Cut-off Date:                               June 1, 2004.

Closing Date:                               On or about June [30], 2004.

Pricing Date:                               On or about June [4], 2004.

Settlement Date:                            On or about June [30], 2004.

Master Servicer
Remittance Date:                            The 19th of each month (or if such
                                            day is not a business day, the next
                                            succeeding business day),
                                            commencing in July 2004.

Distribution Date:                          The business day immediately
                                            following the Master Servicer
                                            Remittance Date, commencing
                                            in July 2004.

Certificates:                               The "Senior Certificates" will
                                            consist of (i) the Class 1-A
                                            Certificates (the "Group I
                                            Certificates"), (ii) the Class 2-A
                                            Certificates (the "Group II
                                            Certificates") and (iii) the Class
                                            3-A Certificates (the "Group III
                                            Certificates").

                                            The "Subordinate Certificates" will
                                            consist of the Class M, Class B-1,
                                            Class B-2, Class B-3, Class B-4, and
                                            Class B-5 Certificates and are
                                            supported by the cash flow on all of
                                            the Mortgage Loans. The Senior
                                            Certificates and the Subordinate
                                            Certificates are collectively
                                            referred to herein as the
                                            "Certificates." Only the Class 1-A,
                                            Class 2-A, Class 3-A, Class M, Class
                                            B-1 and Class B-2 Certificates
                                            (collectively, the "Offered
                                            Certificates") are being offered
                                            publicly.

                                            Generally, each Group of Senior
                                            Certificates will receive principal
                                            and interest from the related Loan
                                            Group. The Subordinate Certificates
                                            may receive principal and interest
                                            from any Loan Group.

Registration:                               The Offered Certificates will be
                                            made available in book-entry form
                                            through DTC.

Federal Tax Treatment:                      It is anticipated that the Offered
                                            Certificates will be treated as
                                            REMIC regular interests for tax
                                            purposes.

ERISA Eligibility:                          The Offered Certificates are
                                            expected to be ERISA eligible.
                                            Prospective investors should review
                                            with their legal advisors whether
                                            the purchase and holding of the
                                            Offered Certificates could give
                                            rise to a transaction prohibited or
                                            not otherwise permissible under
                                            ERISA, the Code or other similar
                                            laws.

SMMEA Treatment:                            The Senior Certificates and the
                                            Class M Certificates are
                                            expected to constitute "mortgage
                                            related securities" for purposes of
                                            SMMEA.

Optional Termination:                       The terms of the transaction allow
                                            for a termination of the
                                            Certificates, which may be
                                            exercised once the aggregate
                                            principal balance of the Mortgage
                                            Loans is less than or equal to 10%
                                            of the aggregate principal balance
                                            of the Mortgage Loans as of the
                                            Cut-off Date.

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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE
INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE
PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION.

                                        4



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[Countrywide]                                      Computational Materials for
[SECURITIES CORPORATION]               CHL Mortgage Pass-Through Trust 2004-15
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Mortgage Loans:                             The aggregate principal balance
                                            of the Mortgage Loans as of
                                            the Cut-off Date is expected to be
                                            approximately $300,000,000. All the
                                            Mortgage Loans will be hybrid,
                                            adjustable rate mortgage loans
                                            secured by first liens on one- to
                                            four-family residential properties.

                                            The Stipulation Sheet included in
                                            these Computational Materials as
                                            Appendix A contains information that
                                            is intended to be generally
                                            representative of the final pool of
                                            Mortgage Loans expected to be
                                            delivered to the trust on the
                                            Closing Date, subject to a permitted
                                            variance of approximately +/-10%
                                            with respect to each of the
                                            characteristics of the Mortgage
                                            Loans. The statistical distribution
                                            of the characteristics of the pool
                                            of Mortgage Loans delivered to the
                                            trust on the Closing Date will be
                                            different than the characteristics
                                            provided on the Stipulation Sheet,
                                            and you should refer to the
                                            prospectus supplement which will
                                            contain information regarding the
                                            characteristics of the Mortgage
                                            Loans as of the Cut-off Date.

Group I
Mortgage Loans:                             The aggregate principal balance
                                            of the Group I Mortgage Loans
                                            as of the Cut-Off Date is
                                            expected to be approximately
                                            $[50,000,000]. The Group I Mortgage
                                            Loans will have interest rates that
                                            have an initial fixed rate period of
                                            three years after origination and
                                            thereafter adjust annually based on
                                            the one-year LIBOR index.

Group II
Mortgage Loans:                             The aggregate principal balance
                                            of the Group II Mortgage
                                            Loans as of the Cut-Off Date is
                                            expected to be approximately
                                            $[200,000,000]. The Group II
                                            Mortgage Loans will have interest
                                            rates that have an initial fixed
                                            rate period of five years after
                                            origination and thereafter adjust
                                            annually based on the one-year LIBOR
                                            index.

Group III
Mortgage Loans:                             The aggregate principal balance
                                            of the Group III Mortgage
                                            Loans as of the Cut-Off Date is
                                            expected to be approximately
                                            $[50,000,000]. The Group III
                                            Mortgage Loans will have interest
                                            rates that have an initial fixed
                                            rate period of seven years after
                                            origination and thereafter adjust
                                            annually based on the one-year LIBOR
                                            index.

WAvg Roll Date:                             The "WAvg Roll Date" for the
                                            Group I, Group II, and Group III
                                            Mortgage Loans (collectively, the
                                            "Mortgage Loans") is expected to be
                                            the Distribution Date in May 2007,
                                            May 2009, and May 2011 respectively.

Pricing Prepayment
Speed:                                      The Offered Certificates will be
                                            priced to a prepayment speed of 25%
                                            CPR.

Expense Fee Rate:                           The "Expense Fee Rate" is comprised
                                            of primary servicing fees, lender
                                            paid mortgage insurance premiums
                                            and the trustee fees, each as
                                            applicable.  The weighted average
                                            Expense Fee Rate is expected to be
                                            equal to approximately (a) with
                                            respect to a Mortgage Loan and any
                                            period prior to the initial
                                            interest rate adjustment date for
                                            that Mortgage Loan, [0.260%],
                                            [0.310%], and [0.385%] for Loan
                                            Group I, Loan Group II, and Loan
                                            Group III respectively and (b)
                                            thereafter, [0.260%], [0.435%], and
                                            [0.385%] for Loan Group I, Loan
                                            Group II, and Loan Group III
                                            respectively.

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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE
INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE
PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION.

                                        5



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[Countrywide]                                      Computational Materials for
[SECURITIES CORPORATION]                CHL Mortgage Pass-Through Trust 2004-15
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Net WAC:                                    The "Net WAC," with respect to
                                            each Loan Group, will be equal to
                                            the weighted average gross interest
                                            rate on the related Mortgage Loans
                                            less the weighted average Expense
                                            Fee Rate for such Loan Group.

Accrued Interest:                           The price to be paid for
                                            the Offered Certificates by
                                            investors who elect to settle bonds
                                            on the Settlement Date will include
                                            accrued interest from the Cut-off
                                            Date up to, but not including, the
                                            Settlement Date. Investors settling
                                            Offered Certificates on alternate
                                            dates may pay more or less accrued
                                            interest, as applicable.

Interest Accrual Period:                    The interest accrual period with
                                            respect to all the Offered
                                            Certificates for a given
                                            Distribution Date will be the
                                            calendar month preceding the month
                                            in which such Distribution Date
                                            occurs (on a 30/360 basis).

Credit Enhancement:                         Senior/subordinate, shifting
                                            interest structure. The credit
                                            enhancement information shown
                                            below is subject to final rating
                                            agency approval. The structuring
                                            assumptions contained herein assume
                                            [4.25]% subordination below the
                                            Senior Certificates as of the
                                            Cut-off Date.

                                            Credit enhancement for the Senior
                                            Certificates will consist of the
                                            subordination of the Class M, Class
                                            B-1, Class B-2, Class B-3, Class B-4
                                            and Class B-5 Certificates.

                                            Credit enhancement for the Class M
                                            Certificates will consist of the
                                            subordination of the Class B-1,
                                            Class B-2, Class B-3, Class B-4 and
                                            Class B-5 Certificates.

                                            Credit enhancement for the Class B-1
                                            Certificates will consist of the
                                            subordination of the Class B-2,
                                            Class B-3, Class B-4 and Class B-5
                                            Certificates.

                                            Credit enhancement for the Class B-2
                                            Certificates will consist of the
                                            subordination of the Class B-3,
                                            Class B-4 and Class B-5
                                            Certificates.

                                            Credit enhancement for the Class B-3
                                            Certificates will consist of the
                                            subordination of the Class B-4 and
                                            Class B-5 Certificates.

                                            Credit enhancement for the Class B-4
                                            Certificates will consist of the
                                            subordination of the Class B-5
                                            Certificates.

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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE
INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE
PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION.

                                        6



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[Countrywide]                                       Computational Materials for
[SECURITIES CORPORATION]                CHL Mortgage Pass-Through Trust 2004-15
[Logo]
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
Shifting Interest:                          Until the Distribution Date in July 2014,  the Subordinate
                                            Certificates will be locked out from receipt of any unscheduled principal (unless the related Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate
                                            Certificates has doubled prior to such date as described below).
                                            After such time and subject to standard collateral performance and cross-collateralization triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal prepayments from the Mortgage Loans.
                                            The prepayment percentages on the Subordinate Certificates are as follows:

                                            July 2004 - June 2014               0% Pro Rata Share
                                            July 2014 - June 2015              30% Pro Rata Share
                                            July 2015 - June 2016              40% Pro Rata Share
                                            July 2016 - June 2017              60% Pro Rata Share
                                            July 2017 - June 2018              80% Pro Rata Share
                                            July 2018 and thereafter          100% Pro Rata Share

                                            Notwithstanding the foregoing, if the credit enhancement percentage provided to the Senior Certificates by the Subordinate Certificates
                                            doubles (from the initial credit enhancement percentage), unscheduled principal will be paid pro-rata between the Senior and Subordinate
                                            Certificates (subject to the collateral performance and cross-
                                            collateralization triggers described in the prospectus supplement).
                                            However, if the credit enhancement percentage provided by the
                                            Subordinate Certificates has doubled prior to the third anniversary of the Cut-off Date (subject to the collateral performance and cross-collateralization triggers described in the prospectus supplement), the Subordinate Certificates will be entitled to only 50% of their pro-rata share of unscheduled principal until the third anniversary of the Cut-off Date.

                                            Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. Notwithstanding the
                                            above, in the event the applicable current senior percentage (i.e., the then current aggregate principal balance of the Group I, Group II and
                                            Group III Certificates, as applicable, divided by the aggregate principal balance of the mortgage loans in the related Loan Group)
                                            exceeds the applicable initial senior percentage (i.e., the aggregate principal balance of the Group I, Group II, and Group III
                                            Certificates, as applicable, as of the Closing Date, divided by the aggregate principal balance of the mortgage loans in the related Loan
                                            Group as of the Cut-off Date), the related Senior Certificates will receive all unscheduled prepayments from the related Loan Group.

Allocation of
Losses:                                     Any realized losses from a Loan Group, other than excess losses, on the related Mortgage Loans will be allocated as follows: first, to the
                                            Subordinate Certificates in reverse order of their numerical Class designations, in each case, until the respective class principal balance has been reduced to zero; thereafter, to the related Senior
                                            Certificates until the respective class principal balance has been reduced to zero.

                                            Excess losses from a Loan Group (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated, pro rata, to (a) the related Senior
                                            Certificates and (b) the related subordinate component.



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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE
INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                        7



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[Countrywide]                                       Computational Materials for
[SECURITIES CORPORATION]                CHL Mortgage Pass-Through Trust 2004-15
[Logo]
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Priority
Of Distributions:                           Available funds from the Mortgage Loans will be
                                            distributed in the following order of priority:
                                                1)   To the Senior Certificates,
                                                     from the related Loan
                                                     Group, accrued and unpaid
                                                     interest at the related
                                                     Certificate Interest Rate;
                                                2)   Concurrently:
                                                     (a)  to the Group I Certificates, principal
                                                          from the related Loan Group*;
                                                     (b)  to the Group II Certificates, principal
                                                          from the related Loan Group*;
                                                     (c)  to the Group III Certificates, principal
                                                          from the related Loan Group*;
                                                3)   To the Class M Certificates, accrued and
                                                     unpaid interest at the related Certificate
                                                     Interest Rate;
                                                4)   To the Class M Certificates, principal;
                                                5)   To the Class B-1 Certificates, accrued and
                                                     unpaid interest at the related Certificate
                                                     Interest Rate;
                                                6)   To the Class B-1 Certificates, principal;
                                                7)   To the Class B-2 Certificates, accrued and
                                                     unpaid interest at the related Certificate
                                                     Interest Rate;
                                                8)   To the Class B-2 Certificates, principal;
                                                9)   To the Class B-3, Class B-4 and Class B-5
                                                     Certificates, in sequential order,
                                                     accrued and unpaid interest at the related
                                                     Certificate Interest Rate and their
                                                     respective share of principal; and
                                                10)  To the Residual Certificate, any remaining amount.

                                                *    Under certain delinquency and loss scenarios (as
                                                     described in the prospectus supplement),
                                                     principal from an unrelated Loan Group is
                                                     used to pay the Senior Certificates related to
                                                     another Loan Group.



                 [Yield Tables and Stipulation Sheet to Follow]


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE
INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE
PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION.

                                        8



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[Countrywide]                                       Computational Materials for
[SECURITIES CORPORATION]                CHL Mortgage Pass-Through Trust 2004-15
[Logo]
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                                                             Yield Tables
                                                             ------------



Class 1-A to WAvg Roll
-------------------------------------------------------------------------------------------------------------------
    Initial Coupon           3.990%
Prepay Speed                 0% CPR       10% CPR      15% CPR       25% CPR      35% CPR      45% CPR      55% CPR
  Yield @ 99-26               4.01         4.01          4.01         4.01         4.01         4.00         4.00
WAL (yr)                      2.87         2.47          2.27         1.92         1.61         1.33         1.09
MDUR (yr)                     2.66         2.29          2.12         1.80         1.51         1.26         1.03
First Prin Pay               Jul-04       Jul-04        Jul-04       Jul-04       Jul-04       Jul-04       Jul-04
Last Prin Pay                May-07       May-07        May-07       May-07       May-07       May-07       May-07

Class 1-A to Maturity
-------------------------------------------------------------------------------------------------------------------
    Initial Coupon           3.990%
Prepay Speed                 0% CPR       10% CPR      15% CPR       25% CPR      35% CPR      45% CPR      55% CPR
  Yield @ 99-26                4.17        4.14          4.12         4.09         4.06         4.04         4.02
WAL (yr)                      18.88        7.45          5.36         3.24         2.19         1.59         1.19
MDUR (yr)                     12.30        5.76          4.37         2.82         1.98         1.47         1.11
First Prin Pay               Jul-04       Jul-04        Jul-04       Jul-04       Jul-04       Jul-04       Jul-04
Last Prin Pay                May-34       May-34        May-34       May-34       May-34       May-34       May-34


Class 2-A to WAvg Roll
--------------------------------------------------------------------------------------------------------------------
    Initial Coupon           4.790%
Prepay Speed                 0% CPR       10% CPR      15% CPR       25% CPR      35% CPR      45% CPR      55% CPR
  Yield @ 100-12              4.69         4.65          4.62         4.56         4.49         4.39         4.26
WAL (yr)                      4.85         3.75          3.29         2.55         1.96         1.52         1.17
MDUR (yr)                     4.23         3.31          2.93         2.29         1.79         1.40         1.09
First Prin Pay               Jul-04       Jul-04        Jul-04       Jul-04       Jul-04       Jul-04       Jul-04
Last Prin Pay                May-09       May-09        May-09       May-09       May-09       May-09       May-09

Class 2-A to Maturity
---------------------------------------------------------------------------------------------------------------------
    Initial Coupon           4.790%
Prepay Speed                 0% CPR       10% CPR      15% CPR       25% CPR      35% CPR      45% CPR      55% CPR
  Yield @ 100-12               4.26        4.39          4.43         4.47         4.45         4.38         4.26
WAL (yr)                      19.42        7.61          5.46         3.27         2.21         1.59         1.19
MDUR (yr)                     12.23        5.68          4.31         2.78         1.96         1.46         1.11
First Prin Pay               Jul-04       Jul-04        Jul-04       Jul-04       Jul-04       Jul-04       Jul-04
Last Prin Pay                May-34       May-34        May-34       May-34       May-34       May-34       May-34


-----------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


[Countrywide]                                       Computational Materials for
[SECURITIES CORPORATION]                CHL Mortgage Pass-Through Trust 2004-15
[Logo]
-------------------------------------------------------------------------------


Class 3-A to WAvg Roll
-------------------------------------------------------------------------------------------------------------------
    Initial Coupon           5.015%
Prepay Speed                 0% CPR       10% CPR      15% CPR       25% CPR      35% CPR      45% CPR      55% CPR
  Yield @ 100-00              5.02         5.00          4.99         4.96         4.93         4.88         4.83
WAL (yr)                      6.89         4.82          4.05         2.91         2.12         1.58         1.19
MDUR (yr)                     5.69         4.07          3.46         2.55         1.90         1.44         1.10
First Prin Pay               Jul-04       Jul-04        Jul-04       Jul-04       Jul-04       Jul-04       Jul-04
Last Prin Pay                May-11       May-11        May-11       May-11       May-11       May-11       May-11

Class 3-A to Maturity
--------------------------------------------------------------------------------------------------------------------
    Initial Coupon           5.015%
Prepay Speed                 0% CPR       10% CPR      15% CPR       25% CPR      35% CPR      45% CPR      55% CPR
  Yield @ 100-00               4.52        4.74          4.81         4.89         4.90         4.88         4.83
WAL (yr)                      20.35        7.86          5.60         3.32         2.23         1.60         1.19
MDUR (yr)                     12.37        5.71          4.32         2.79         1.96         1.45         1.10
First Prin Pay               Jul-04       Jul-04        Jul-04       Jul-04       Jul-04       Jul-04       Jul-04
Last Prin Pay                May-34       May-34        May-34       May-34       May-34       May-34       May-34





                          [Stipulation Sheet to Follow]


-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


[Countrywide]                                       Computational Materials for
[SECURITIES CORPORATION]                    Mortgage Pass-Through Trust 2004-15
[Logo]

                                   Appendix A

                           SAMPLE POOL CHARACTERISTICS
                               3/1 HYBRID ARM DEAL

-------------------------------------------------------------------------------

DELIVERY DESCRIPTION
   Delivery Amount                                                        $50,000,000
   Product                                                             3/1 1 Yr LIBOR
   Delivery Variance                                                           +/- 5%
   Settlement Dates                                                         6/30/2004
   Servicing                                                         Master Servicing

COLLATERAL DETAIL
   Approximate Gross WAC                                                       4.250%
   Approximate Net WAC                                                         4.000%
   Servicing Spread                                                            0.250%
   Gross/Net WAC Variance                                                   +/- 0.125
   Approximate Gross Margin                                                     2.25%
   Gross Margin Variance                                                   +/- 0.125%
   Reset                                            Fixed 3 Years / Annual Thereafter
   Periodic Cap                   2.00% cap at the first adjustment, 2.00% Thereafter
   Lifetime Cap                                                                    6%
   WAM                                                                            359
   Original Term                                                                  360
   Geographic Distribution                                         <= 100% California
   Weighted Average LTV (+/- 3%)                                                < 75%
   Maximum Loan Amount                                                     $1,500,000
   Occupancy                                 93% Owner Occupied (Including 2nd Homes)
   Delinquency                                                            All Current
   Approximate Property Types                            85% SFR/PUD, 15% Condo/Other
   Documentation Style                                            70% Full/Alt/DU Doc
                                              (Including Preferred Processing Loans),
                                                            30% Reduced(NIV, 5% NINA)
   Loan Purpose                                       Maximum 20% Cash Out Refinances
   Approximate Credit Score                                                 720 +/-10
   Minimum Credit Score                                                           620



THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                    Page A-1



[Countrywide]                                      Computational Materials for
[SECURITIES CORPORATION]                    Mortgage Pass-Through Trust 2004-15
[Logo]

                                   Appendix A

                           SAMPLE POOL CHARACTERISTICS
                               5/1 HYBRID ARM DEAL

------------------------------------------------------------------------------

DELIVERY DESCRIPTION
   Delivery Amount                                                              $200,000,000
   Product                                                                          5Yr Arms
   Delivery Variance                                                                  +/- 5%
   Settlement Dates                                                                6/30/2004
   Servicing                                                                Master Servicing

COLLATERAL DETAIL
   Approximate Gross WAC                                                              5.100%
   Approximate Net WAC                                                                4.800%
   Servicing Spread                                                                   0.300%
   Gross/Net WAC Variance                                                          +/- 0.125
   Approximate Gross Margin                                                            2.25%
   Gross Margin Variance                                                          +/- 0.125%
   Reset                                                   Fixed 5 Years / Annual Thereafter
   Periodic Cap                          5.00% cap at the first adjustment, 2.00% Thereafter
   Lifetime Cap                                                                           5%
   WAM                                                                                   359
   Original Term                                                                         360
   Geographic Distribution                                                 <= 50% California
   Weighted Average LTV                                                                < 75%
   Maximum Loan Amount                                                            $2,000,000
   Occupancy                                        95% Owner Occupied (Including 2nd Homes)
   Delinquency                                                                   All Current
   Approximate Property Types                                   85% SFR/PUD, 15% Condo/Other
   Documentation Style                                                   65% Full/Alt/DU Doc
                                                           (Including Preferred Processing),
                                                           35% Reduced(NIV, 5% NINA, Stated)
   Loan Purpose                                              Maximum 20% Cash Out Refinances
   Approximate Credit Score                                                        720 +/-10
   Mimimum Credit Score                                                                  620
   Amortization Type                                               Maximum 80% Interest Only


THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                    Page A-2



[Countrywide]                                      Computational Materials for
[SECURITIES CORPORATION]                   Mortgage Pass-Through Trust 2004-15
[Logo]

                                   Appendix A

                           SAMPLE POOL CHARACTERISTICS
                               7/1 HYBRID ARM DEAL

------------------------------------------------------------------------------
DELIVERY DESCRIPTION
   Delivery Amount                                                              $50,000,000
   Product                                                                         7Yr Arms
   Delivery Variance                                                                 +/- 5%
   Settlement Dates                                                               6/30/2004
   Servicing                                                               Master Servicing

COLLATERAL DETAIL
   Approximate Gross WAC                                                             5.400%
   Approximate Net WAC                                                               5.025%
   Servicing Spread                                                                  0.375%
   Gross/Net WAC Variance                                                         +/- 0.125
   Approximate Gross Margin                                                           2.25%
   Gross Margin Variance                                                         +/- 0.125%
   Reset                                                  Fixed 7 Years / Annual Thereafter
   Periodic Cap                         5.00% cap at the first adjustment, 2.00% Thereafter
   Lifetime Cap                                                                          5%
   WAM                                                                                  359
   Original Term                                                                        360
   Geographic Distribution                                                <= 45% California
   Weighted Average LTV                                                               < 80%
   Maximum Loan Amount                                                             $333,700
   Occupancy                                       95% Owner Occupied (Including 2nd Homes)
   Delinquency                                                                  All Current
   Approximate Property Types                                  85% SFR/PUD, 15% Condo/Other
   Documentation Style                                                  65% Full/Alt/DU Doc
                                                          (Including Preferred Processing),
                                                          35% Reduced(NIV, 5% NINA, Stated)
   Loan Purpose                                             Maximum 20% Cash Out Refinances
   Approximate Credit Score                                                       720 +/-10
   Mimimum Credit Score                                                                 620
   Amortization Type                                                     100% Interest Only



THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.





                                    Page A-3